
 NUMBER               4FRONT SOFTWARE INTERNATIONAL, INC.                  SHARES
NO. 26833     INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO

                   AUTHORIZED CAPITAL STOCK 30,000,000 SHARES
                                  NO PAR VALUE

                                                                      CUSIP 351042 10 6

                                                                    SEE REVERSE SIDE FOR
                                                                     CERTAIN DEFINITIONS


THIS CERTIFIES THAT

                                S P E C I M E N

IS THE OWNER OF

        FULLY PAID AND NON-ASSESSABLE SHARES OF THE NO PAR VALUE COMMON STOCK OF

                      4FRONT SOFTWARE INTERNATIONAL, INC.

trasferable only on the books of the Corporation in person or by attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the transfer agent.

          IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be endorsed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.


Dated:



           /s/ Anil Doshi                                            /s/ Mark Ellis
          --------------------                                      --------------------
          CHAIRMAN/SECRETARY                                        PRESIDENT
          ANIL DOSHI                                                MARK ELLIS



              [4FRONT SOFTWARE INTERNATIONAL, INC. CORPORATE SEAL]



COUNTERSIGNED:
          AMERICAN SECURITIES TRANSFER, INC.
                   P.O. Box 1596
               Denver, Colorado 80201


By
  --------------------------------------------------------------------
                   Transfer Agent Authorized Signature

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


                     4FRONT SOFTWARE INTERNATIONAL, INC.

               TRANSFER FEE: $10.00 PER NEW CERTIFICATE ISSUED


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM --  as tenants in common                UNIF GIFT MIN ACT -- .......... CUSTODIAN ............
TEN ENT --  as tenants by the entireties                               (Cust)                (Minor)
JT TEN --   as joint tenants with right of                             under Uniform Gifts to Minors
            survivorship and not as                                  Act..............................
            tenants in common                                                    (State)


Additional abbreviations may also be used though not in the above list.

________________________________________________________________________________


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________


For Value Received, ______________________ hereby sell, assign and transfer unto

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________

                               S P E C I M E N
________________________________________________________________________________

_________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint ____________________________________ Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.


     Dated ____________________________, 19__


                                     X__________________________________________

Signature Guaranteed:                X__________________________________________

                                     NOTICE: The signature(s) to this assignment
                                             must correspond with the name(s) as
                                             written upon the face of the
                                             Certificate in every particular,
                                             without alteration or enlargement
                                             or any change whatever.


                                  IMPORTANT
SIGNATURE GUARANTEE must be made by a participant of STAMP or another approved signature guarantee program acceptable to the Securities and Exchange Commission, the Securities Transfer Association and the Transfer Agent of the Issuer of these securities.